UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 26, 2006

Santarus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-50651	33-0734433
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10590 West Ocean Air Drive, Suite 200, San Diego, California		92130
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 314-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

Gerald T. Proehl, President and Chief Executive Officer of Santarus, Inc. (the "Company") and other members of the Company’s senior management, will be providing information about the Company in connection with meetings or discussions with analysts, investors and other market professionals commencing the week of June 26, 2006. The information provided will include a general overview of the Company and updated prescription data for the Company’s Zegerid® products for the month ended May 31, 2006, the second full month of prescription data following the launch of Zegerid Capsules.

As reported by independent market research firm IMS Health for the month ended May 31, 2006, total retail prescriptions for the Zegerid brand were 31,020, consisting of 15,842 prescriptions for Zegerid Capsules and 15,178 prescriptions for Zegerid Powder for Oral Suspension. Of the total retail Zegerid brand prescriptions reported for the month ended May 31, 2006, 20,319 were new prescriptions. The Company has furnished this May 2006 prescription data because of the recent launch of Zegerid Capsules, but undertakes no obligation to provide prescription data in the future and makes no admission as to the materiality of this or future prescription data.

A copy of the Company overview slides is available at the Investor Relations section of the Company's Web site at www.santarus.com, and the slides will be archived on the Web site and available for 14 days.

The information in this Current Report on Form 8-K, including the presentation slides referenced herein, is being furnished pursuant to this Item 7.01 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report. The information contained herein and in the referenced presentation slides is summary information that is intended to be considered in the context of the Company’s filings with the Securities and Exchange Commission (the "SEC") and other public announcements that the Company makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Santarus, Inc.

June 26, 2006	By:	Gerald T. Proehl

Name: Gerald T. Proehl
Title: President and Chief Executive Officer